UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 15, 2016
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.
On December 15, 2016, Performance Sports Group Ltd. (the “Company”) issued a change of status notice (the “Notice”) pursuant to Section 11.2 of National Instrument 51-102, providing notice that it had become a “venture issuer” as defined in National Instrument 51-102 upon the de-listing of the Company’s common stock from the New York Stock Exchange and the Toronto Stock Exchange, which occurred on November 28, 2016 and December 8, 2016, respectively.  A copy of the Notice is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Description
99.1	Change of Status Notice, dated December 15, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 15, 2016
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Description
99.1	Change of Status Notice, dated December 15, 2016.